UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2009

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34298 (Commission File Number)	47-0751545 (IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 593-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) infoGROUP announced that it has amended the employment agreement with its Chief Executive Officer, Bill L. Fairfield. Under the amended terms, the agreement, filed as an exhibit with this Form 8-K and incorporated herein by this reference, will automatically renew on a quarterly basis unless either party provides prior written notice.
Item 9.01. Financial Statements and Exhibits
10.1 Amendment dated effective December 24, 2009 to Employment Agreement between infoGROUP and Bill L. Fairfield

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc.
By:	/s/ Thomas J. McCusker
Thomas J. McCusker
Secretary and Executive Vice President for Business Conduct and General Counsel
Date: December 30, 2009

EXHIBIT INDEX
Exhibit 10.1 Amendment dated effective December 24, 2009 to Employment Agreement between infoGROUP and Bill L. Fairfield